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     As filed with the Securities and Exchange Commission on September 13, 2000.

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                    September 13 , 2000 (September 11, 2000)

                                  MEDAREX, INC.

             (Exact name of registrant as specified in its charter)


          New Jersey                 0-19312             22-2822175
(State of other jurisdiction       (Commission         (IRS Employer
       of incorporation)            File Number)      Identification No.)



              707 State Road, Ste. 206, Princeton, N.J. 08540-1437
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (609) 430-2880


                                 Not Applicable
          (Former name or former address, if changed since last report)
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                                  MEDAREX, INC.
                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K

Item 5.    Other Events..................................................... 3

Item 7.    Financial Statements and Exhibits................................ 4

Signature................................................................... 5

                                       2
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                  Item 5.  Other Events.

                  On September 11, 2000, Genmab A/S, a corporation organized under the laws of the Kingdom of Denmark ("Genmab"), announced its intention to seek listings on the Copenhagen and Frankfurt stock exchanges in October 2000 by means of a global offering of ordinary shares. As of the date of this report, Medarex, Inc. owns approximately 46% of Genmab.

                  Genmab has represented that the securities to be offered by it and referred to herein have not been and will not be registered under the Securities Act 1933, as amended, and may not be offered or sold in the United States or to or for the benefit of United States persons absent registration or pursuant to an available exemption from registration.

                  Item 7.  Financial Statements and Exhibits.

                         (c) Exhibits. The following material is filed as an
exhibit to this Current Report on Form 8-K: None

                                       3
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MEDAREX, INC.
                                              Registrant

 Date:   September 13, 2000                   By: /s/ W. Bradford Middlekauff
                                                  ----------------------------
                                              W. Bradford Middlekauff
                                              Vice   President, Secretary and
                                              General Counsel

                                       4